SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 23, 2006 (January 20, 2006)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51435	20-2535684
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
1380 Rt. 286 East. Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 13, 2005, the board of directors of Superior Well Services, Inc. (the “Company”) approved the Forms of Restricted Stock Agreements for Employees without Employment Agreements; Executives with Employment Agreements and Non-Employee Directors. The forms of Restricted Stock Agreements for Employees Without Employment Agreements, Executives with Employment Agreements and Non-Employee Directors were filed as Exhibits 4.1, 4.2 and 4.3 respectively to the Company’s Form S-8, filed December 22, 2005, and are incorporated herein by reference.
     On January 20, 2006, each of the five non-employee directors of the Company were granted an award of 10,000 restricted shares of common stock, par value $0.01, of the Company (“restricted shares”), in consideration for their obligations as directors of a newly public company. The total non-employee director awards amounted to 50,000 shares. The Company’s outside directors are David E. Snyder, Mark A. Snyder, Anthony J. Mendicino, Charles C. Neal and John A. Staley, IV. The awards are subject to a service requirement that requires each director to continuously serve as a member of the board of directors of the Company for five years from the date of grant or forfeit a percentage of the restricted shares granted. The forfeiture restrictions lapse with respect to a percentage of the aggregate number of restricted shares in accordance with the following schedule:

Percentage of Total Number
Of Restricted Shares as to Which
Number of Full Years	Forfeiture Restrictions Lapse

Less than 1 year	0%
1 year	15%
2 years	30%
3 years	45%
4 years	60%
5 years or more	100%
     Also, on January 20, 2006, certain officers and key employees of the Company were awarded an aggregate of 249,000 restricted shares. The officer awards amounted to a total of 67,000 restricted shares. The officer and key employee awards are also subject to the service requirement described above.
Item 9.01. Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description
4.1	Form of Restricted Stock Agreement for Employees without Employment Agreements

4.2	Form of Restricted Stock Agreement for Executives with Employment Agreements.

4.3	Form of Restricted Stock Agreement for Non-Employee Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: January 23, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Restricted Stock Agreement for Employees without Employment Agreements

4.2	Form of Restricted Stock Agreement for Executives with Employment Agreements.

4.3	Form of Restricted Stock Agreement for Non-Employee Directors.